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                                                                                                                        Exhibit 10


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                                            OHIO NATIONAL LIFE ASSURANCE CORPORATION
                             VARIABLE LIFE INSURANCE APPLICATION SUPPLEMENT: SUITABILITY INFORMATION

Registered representatives are required to make inquiries and provide information relating to the financial condition and retirement plans of the purchasers of variable life contracts. Applicants are urged to supply such information which, used with the insurance application, will allow the registered representative to make an informed judgment as to the suitability for a particular purchaser of variable life insurance. However, applicants are not required to divulge such item or information. If the applicant chooses not to do so, the registered representative must complete the following items to the best of their knowledge.
IF THE APPLICANT IS NOT THE INSURED, QUESTIONS APPLY TO THE OWNER.
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1.  Insured's Name _______________________________                      8.  Source of premium payment(s): (Check one or more)
    Date of Birth ______________________                                    [ ] Current income              [ ] Employer
    (Owner's name and date of birth if not the Insured):                    [ ] Cash savings                [ ] Relative
    Owner's Name _________________________________                          [ ] Securities presently held
    Date of Birth __________________________                                [ ] Insurance or annuities cash values
--------------------------------------------------------------------        [ ] Insurability or annuity value or death benefit
2.  Family members and/or dependents or Owner.                              [ ] Sale of personal property or real estate
    Name              Relationship               Date of Birth              [ ] Other _____________________
    ----------------------------------------------------------          -----------------------------------------------------------
                                                                        9.  Approximate net worth of Owner?
    ----------------------------------------------------------              a.  Liquid  ___________________________
                                                                            b.  Illiquid  ____________________________
    ----------------------------------------------------------          -----------------------------------------------------------
                                                                        10.  Marginal tax bracket:
    ----------------------------------------------------------               [ ] 15%    [ ] 28%    [ ] 31%    [ ] 36%   [ ] 39.6%
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3.  Spouse employed?                                                    11.  [ ] Applicant chooses not to divulge suitability
       [ ]  Yes    [ ] No        Income $ ______________                         information; any items shown above have been
                                                                                 estimated by the registered representative.
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4.  Insured's Occupation:                                               12.  Telephone Transfers are authorized as described in the prospectus:
                                                                             [ ] No     [ ] Yes         Owner's Initials
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5.  Name and Address of Owner's Employer:                               13  Registered representative's name

                                                                            ---------------------------------------

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6.  Is owner or Insured employed by or associated with member                            OSJ SUITABILITY APPROVAL
    of the NASD?   [  ] Yes    [ ] No
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                                                                        ______________________________     Date _________________
7. Owner's annual income                                                Principal
    a.  From employment $________________
    b.  From other sources $________________
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1.  I have received the current prospectus for the Vari-Vest V Variable Life Insurance contract;
2.  I have  received a policy illustration demonstrating hypothetical results based on anticipated premium payments and death benefits for Insured's age, sex and underwriting class;
3.  I UNDERSTAND THAT THE DEATH BENEFIT (EXCEPT SUPPLEMENTARY BENEFITS) MAY INCREASE OR DECREASE DEPENDING ON THE
    CONTRACT'S INVESTMENT RETURN;
4.  I UNDERSTAND THAT THE CASH VALUES MAY INCREASE OR DECREASE DEPENDING ON THE CONTRACT'S INVESTMENT RETURN AND THAT
    THERE IS NO GUARANTEED MINIMUM CASH VALUE;
5.  I understand that any illustration of past historical investment returns is not an indication of future investment performance.
6.  I believe that this contract will meet my insurance needs and financial objectives; and
7.  Net premium payments (as described in the prospectus) should be allocated to the General Account and/or the
    Subaccounts or portfolios as follows:

                                                 ALLOCATION OF NET PREMIUM

                Allocation Split among Subaccounts (Each must be a whole percent and total should be 100%)

--------------- % ---------------               --------------- % ---------------               --------------- % ---------------

--------------- % ---------------               --------------- % ---------------               --------------- % ---------------

--------------- % ---------------               --------------- % ---------------               --------------- % ---------------

--------------- % ---------------               --------------- % ---------------               --------------- % ---------------

--------------- % ---------------               --------------- % ---------------               --------------- % ---------------


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       Date                  Signature of Registered Representative           Signature of Applicant (Owner if other than Insured)


FORM 6456.5 REV 4/99                                                                                                    VARI-VEST V
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